Foreign Currency Translation	12 Months Ended
Dec. 31, 2011
Foreign Currency Translation [Abstract]
Foreign Currency Translation

13. Foreign currency translation

Due to cumulative inflation of approximately 100 percent or more over the last 3-year period, the company's Venezuelan subsidiary has applied highly inflationary accounting beginning January 1, 2010. For those international subsidiaries operating in highly inflationary economies, the U.S. dollar is the functional currency, and as such, nonmonetary assets and liabilities are translated at historical exchange rates, and monetary assets and liabilities are translated at current exchange rates. Exchange gains and losses arising from translation are included in other income (expense), net. Effective January 11, 2010, the Venezuelan government devalued the Bolivar Fuerte by 50 percent by resetting the official exchange rate from 2.15 to the U.S. dollar to 4.30 to the U.S. dollar. As a result, the company recorded a foreign exchange loss in the first quarter of 2010 of approximately $20 million. The company has used and continues to use the official exchange rate for translation purposes. At December 31, 2011, the company's operations in Venezuela had net monetary assets denominated in local currency of approximately $19 million.

During the years ended December 31, 2011, 2010 and 2009, the company recognized foreign exchange gains (losses) in "Other income (expense), net" in its consolidated statements of income of $17.2 million, $(43.4) million and $(12.5) million, respectively.